UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	November 6, 2006
Dresser-Rand Group Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-32586	20-1780492

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 W. Sam Houston Parkway N., Houston, Texas	77043

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 467-2221
          Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

ITEM 7.01 REGULATION FD DISCLOSURE

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1
EXHIBIT 99.2
EX-99.1: PRESS RELEASE
EX-99.2: SLIDE PRESENTATION

Item 2.02          Results of Operations and Financial Condition
On November 6, 2006, Dresser-Rand Group Inc. (the “Company”) issued a press release announcing financial results for its third quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1. All information in the press release is furnished and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent registrant specifically incorporated it by reference.
Item 7.01          Regulation FD Disclosure
On November 7, 2006, the Company hosted a Webcast to discuss its third quarter 2006 financial results. A copy of the slide presentation used during the Webcast is attached hereto as Exhibit 99.2. All information in the presentation is furnished and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent registrant specifically incorporated it by reference.
Item 9.01          Financial Statements and Exhibits
(d)     Exhibits
99.1	Dresser-Rand Group Inc. Press Release dated November 6, 2006.

99.2	Slide presentation used for the Company’s Webcast on November 7, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC (Registrant)
Date: November 7, 2006	By:	/s/ Randy D. Rinicella
Randy D. Rinicella
Vice President, General Counsel and Secretary

DRESSER-RAND GROUP INC.
EXHIBIT INDEX

Exhibit No.	Subject Matter
99.1	Press Release of Dresser-Rand Group Inc. dated November 6, 2006
99.2	Slide Presentation used for the Company’s Webcast conducted on November 7, 2006.